BLACKROCK FUNDS IV

BlackRock Alternative Capital Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Impact Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 17, 2018

to the Summary Prospectuses, the Prospectuses and the Statement of Additional Information of each Fund,

each dated August 10, 2018, as supplemented to date

On September 17, 2018 (the “Closing Date”), each Fund acquired the assets, subject to the liabilities, of the corresponding series of BlackRock FundsSM (each, a “Predecessor Fund”) set forth in the table below through a tax-free reorganization (each, a “Reorganization”):

Fund, each a series of BlackRock Funds IV	Corresponding Predecessor Fund, each a series of BlackRock FundsSM
BlackRock Alternative Capital Strategies Fund	BlackRock Alternative Capital Strategies Fund
BlackRock Global Long/Short Credit Fund	BlackRock Global Long/Short Credit Fund
BlackRock Impact Bond Fund	BlackRock Impact Bond Fund

As a result of each Reorganization, shareholders of the applicable Predecessor Fund received shares of the corresponding Fund of the same class and with the same aggregate net asset value as their shares held in the Predecessor Fund as of the Closing Date. Each Predecessor Fund is the accounting survivor of its Reorganization, which means the corresponding Fund adopted the performance and financial history of such Predecessor Fund as of the Closing Date.

Shareholders should retain this Supplement for future reference.

PR2SAI-BLKIV-0918SUP